UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 26, 2004
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2004-5)
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               (Exact name of registrant as specified in charter)


   Delaware                    333-109722                     13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


  1000 Technology Drive, O'Fallon, Missouri                   63304
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

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(Former name, former address and former fiscal year, if changed since last report.)

Item 2.01.   Completion of Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2004-5
                 -----------------------------------------------

                                 August 26, 2004

 DETAILED DESCRIPTION OF THE MORTGAGE LOAN POOL AND THE MORTGAGED PROPERTIES(1)
 ------------------------------------------------------------------------------

     On August 26, 2004, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee, U.S. Bank National Association, mortgage loans with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2004) as of August 1, 2004 of $1,410,246,891.63. The mortgage loans that have original maturities of at least 20 but not more than 30 years and are not relocation loans, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2004) as of August 1, 2004 of $834,132,352.97. The mortgage loans that have original maturities of at least 10 but not more than 15 years and a target rate of 4.75%, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2004) as of August 1, 2004 of $279,443,326.00. The mortgage loans that have original maturities of at least 10 but not more than 15 years and a target rate of 5.00%, the "pool III mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2004) as of August 1, 2004 of $177,147,473.60. The mortgage loans that have original maturities of 30 years and are relocation loans, the "pool IV mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2004) as of August 1, 2004 of $119,523,739.06. The mortgage loans were delivered in exchange for the certificates, authenticated by the paying agent, evidencing 100% of the regular interests in the Trust. Distributions on the certificates will be made by Citibank, N.A., as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all mortgage loans remaining in the mortgage loan pool pursuant to the pooling agreement if at the time of repurchase the aggregate scheduled principal balance of such mortgage loans is less than or equal to $141,024,689.16. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans, the pool IV mortgage loans and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans, the pool IV mortgage loans and all mortgage loans as of August 1, 2004 were 1,631, 536, 339, 238 and 2,744, respectively. The weighted average interest rates of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans, the pool IV mortgage loans and all mortgage loans (before deduction of the servicing fee) as of August 1, 2004 were 5.796%, 5.005%, 5.425%, 5.487% and 5.566%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans, the pool IV mortgage loans and all mortgage loans as of August 1, 2004 were 357.26 months, 177.49 months, 177.82 months, 356.65 months and 299.05 months, respectively. All mortgage loans have original maturities of at least 12 but not more than 30 years. None of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans or the pool IV mortgage loans were originated prior to February 1, 2003, December 1, 2003, January 1, 2004 and January 1, 2003, respectively, or after August 1, 2004. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans, the pool IV mortgage loans and all mortgage loans as of August 1, 2004 were 359.41 months, 179.94 months, 179.86 months, 360.00 months and 301.35 months, respectively.

     None of the pool I mortgage loans and the pool IV mortgage loans have scheduled maturities later than August 1, 2034. None of the pool II mortgage loans and the pool III mortgage loans have scheduled maturities later than August 1, 2019 and July 1, 2019, respectively. Each of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and the pool IV mortgage loans had an original principal balance of not less than $50,000, $95,000, $75,000 and $333,750, respectively, nor more than $1,000,000,
$1,000,000, $1,267,500.00 and $1,000,000, respectively. No pool II mortgage loans or pool III mortgage loans had loan-to-value ratios at origination in excess of 80%. Pool I mortgage loans and pool IV mortgage loans having aggregate scheduled principal balances of $4,774,774 and $1,546,495, respectively, as of August 1, 2004, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool IV mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans, the pool IV mortgage loans and all mortgage loans as of August 1, 2004 were 63.9%, 52.3%, 56.7%, 73.1% and 61.5%, respectively. No more than $6,556,170,
$3,547,831, $2,092,975, $3,480,852 and $9,520,363 respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans, the pool IV mortgage loans and all mortgage loans are secured by Mortgaged Properties located in any one zip code. At least 97%(2), 97%, 92% and 97%, respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans, and 100% of the pool IV mortgage loans, are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("homeowner"). The sole basis for such determination is either (a) a representation by the homeowner at origination of the mortgage loan that the

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1    Terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated August 25, 2004 (consisting of a prospectus supplement and a core prospectus), relating to the REMIC Pass-Through Certificates, Series 2004-5.

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool III mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool III mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool IV mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool IV mortgage loans or as a percentage of the aggregate scheduled principal balance of all mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his or her primary residence, or (b) that the address of the underlying property is the homeowner's mailing address as reflected in the originator's records. None of the mortgage loans are secured by investment properties.

     At least 88%, 90%, 91%, 31% and 84% respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans, the pool IV mortgage loans and all mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 12%, 10%, 9%, 69% and 16%, respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans, the pool IV mortgage loans and all mortgage loans will be mortgage loans originated using a loan underwriting policy, which among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 61%, 83%, 69%, 1% and 62%, respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans, the pool IV mortgage loans and all mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies. See "Mortgage loan underwriting" in the Prospectus.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans, the pool II mortgage loans and pool III mortgage loans for which additional collateral was pledged, taken as groups:

     1. the numbers of such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans are 5, 2 and 1, respectively;

     2. the aggregate scheduled principal balances of such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans are $2,019,248, $253,043 and $317,880, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans, taking into account the loanable value of the pledged additional collateral, are 75.3%, 73.7% and 80.0%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 97.8%, 99.0% and 100.0%, respectively.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $354,376,443 and $479,755,910, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.557% and 5.972%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were
357.23 months and 357.29 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 4.750%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 4.750%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $48,147,656 and $231,295,670, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 4.855% and 5.036%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 177.46 months and 177.49 months, respectively.

     Pool III premium loans will consist of pool III mortgage loans with net loan rates greater than or equal to 5.000%. All pool III mortgage loans are premium loans. The aggregate scheduled principal balance outstanding as of the cut-off date of the pool III premium loans was $177,147,474. The weighted average interest rate of the pool III premium loans, as of the cut-off date, was 5.425%. The weighted average remaining term to stated maturity of the pool III premium loans, as of the cut-off date, was 177.82 months.

     Pool IV discount loans will consist of pool IV mortgage loans with net loan rates less than 5.250%. Pool IV premium loans will consist of pool IV mortgage loans with net loan rates greater than or equal to 5.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool IV discount loans and the pool IV premium loans were $52,784,260 and $66,739,479, respectively. The weighted average interest rates of the pool IV discount loans and the pool IV premium loans, as of the cut-off date, were 5.216% and 5.701%, respectively. The weighted average remaining terms to stated maturity of the pool IV discount loans and the pool IV premium loans, as of the cut-off date, were 357.05 months and 356.33 months, respectively.

     There are no special hazard, fraud or bankruptcy loss limits.

     The aggregate initial principal balance of the class A certificates as of August 1, 2004 was $1,442,954,474.00.

     The aggregate initial principal balance of the class B-1 certificates as of August 1, 2004 was $14,102,471.00.

     The aggregate initial principal balance of the class B-2 certificates as of August 1, 2004 was $5,640,987.00.

     The aggregate initial principal balance of the class B-3 certificates as of August 1, 2004 was $3,525,617.00.

     The aggregate initial principal balance of the class B-4 certificates as of August 1, 2004 was $2,115,370.00.

     The aggregate initial principal balance of the class B-5 certificates as of August 1, 2004 was $2,115,370.00.

     The aggregate initial principal balance of the class B-6 certificates as of August 1, 2004 was $1,410,248.63.

     The class A subordination level is 2.050000166750%.*

     The class B-1 subordination level is 1.050000018996%.*

     The class B-2 subordination level is 0.650000059168%.*

     The class B-3 subordination level is 0.400000075412%.*

     The class B-4 subordination level is 0.250000099340%.*

     The class B-5 subordination level is 0.100000123268%.*


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*     Equal to the initial principal balance thereof divided by the aggregate scheduled principal balance of all mortgage loans.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: August 26, 2004